UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 14, 1999



                             STARMEDIA NETWORK, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



                1-15015                                06-1461770
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        (Commission File Number)         (IRS Employer Identification No.)



                     29 WEST 36TH STREET, NEW YORK, NY 10018
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               (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (212) 548-9600



                                       NA
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          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On September 14, 1999, StarMedia Network, Inc. ("StarMedia") acquired all of the outstanding shares of common stock of Webcast Solutions, Inc. ("Webcast") in a merger transaction pursuant to an Agreement and Plan of Reorganization, dated as of September 14, 1999 (the "Agreement"), by and among Webcast, StarMedia and S Media Acquisition Corp., a copy of which is attached as Exhibit
1.1 to this Current Report on Form 8-K. Pursuant to the Agreement, each outstanding share of Webcast common stock was converted into the right to receive .1084 share of StarMedia common stock. The merger consideration consisted of an aggregate of 842,887 shares of StarMedia's common stock. Outstanding options to purchase Webcast stock were converted into options to purchase an aggregate number of 100,806 shares of StarMedia common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Financial statements of business acquired.

            Not applicable.

(b)         Pro-forma financial information.

            Not applicable.

(c)         Exhibits.

Attached as Exhibit 1.1 to this Current Report on Form 8-K is the Agreement and Plan of Reorganization, dated as of September 14, 1999, by and among Webcast, StarMedia and S Media Acquisition Corp.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 28, 1999          STARMEDIA NETWORK, INC.
                                   (Registrant)



                                   By: /S/ JUSTIN K. MACEDONIA
                                       -----------------------------------------
                                       Justin K. Macedonia
                                       Senior Vice President and General Counsel

                                  EXHIBIT INDEX

       EXHIBIT NO.                  DESCRIPTION                    PAGE
       -----------                  -----------                    ----

           1.1            Agreement and Plan of                      6
                          Reorganization, dated as of
                          September   14,  1999,  by  and
                          among Webcast Solutions,  Inc.,
                          StarMedia Network,  Inc., and S
                          Media Acquisition Corp.

                                   EXHIBIT 1.1

Agreement and Plan of Reorganization